UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2015

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 433-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 16, 2015, ORBCOMM Inc. (“ORBCOMM” or the “Company”) announced that the Company and Space Exploration Technologies Corp. (“SpaceX”) plan to launch eleven next-generation (“OG2”) satellites from Cape Canaveral Air Force Station in Florida on the next launch of the SpaceX Falcon 9 rocket targeted to take place in the next six to eight weeks. SpaceX successfully launched the Company’s first OG2 mission of six satellites on July 14, 2014.  This next dedicated launch will mark the Company’s second and final OG2 mission, completing its next generation satellite constellation. Sierra Nevada Corporation, the prime contractor and spacecraft bus manufacturer for the Company’s OG2 satellites, has completed all factory acceptance testing and is preparing the satellites for shipping to Cape Canaveral at the end of October.

The Company’s OG2 satellites are far more advanced than its current OG1 satellites designed to provide customers with significant enhancements, such as faster message delivery, larger message sizes and better coverage at higher latitudes, while drastically increasing network capacity. In addition, the OG2 satellites are equipped with an Automatic Identification System (“AIS”) payload to receive and report transmissions from AIS-equipped vessels for ship tracking and other maritime navigational and safety efforts, increasing asset visibility and the probability of detection for the Company’s AIS customers.

A copy of the press release dated October 16, 2015 issued by ORBCOMM Inc. is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, and other documents, on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of ORBCOMM Inc. dated October 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By	/s/ Christian Le Brun
Name:	Christian Le Brun
Title:	Executive Vice President, General
Counsel and Secretary

Date: October 16, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of ORBCOMM Inc. dated October 16, 2015.